SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): April 25, 2005


                               Neurologix, Inc.
            (Exact name of registrant as specified in its charter)


              DELAWARE                 000-13347             06-1582875
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 (State or other jurisdiction of      (Commission         I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)


           ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                07024
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          (Address of principal executive offices)             (Zip Code)


                                (201) 592-6451
        -------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                     None
       ----------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

         Neurologix Research, Inc. ("NRI"), a wholly-owned subsidiary of Neurologix Inc. (the "Registrant"), has entered into an Amended and Restated Consulting Agreement, dated as of April 25, 2005 (the "Agreement") with Dr. Michael G. Kaplitt. The Company and Dr. Kaplitt had been party to a Consulting Agreement, dated October 1, 1999, as amended on October 8, 2003. A copy of the prior agreement, and the amendment thereto, were filed as Exhibits 10.29 and 10.38, respectively, to the Registrant's 2003 Annual Report on Form 10-K.

         Pursuant to the terms of the Agreement, Dr. Kaplitt will continue to provide advice and consulting services on an exclusive basis in scientific research on human gene therapy using adenovirus and adeno-associated virus vectors in the nervous system and to assist NRI in seeking financing and meeting with prospective investors. Dr. Kaplitt will also continue to serve as a member of NRI's Scientific Advisory Board. Dr. Kaplitt will be paid an annual retainer of $100,000 at such time as he determines that his receipt of compensation from NRI would not be considered to be in conflict with any clinical trial sponsored by NRI or with his employment. The foregoing summary is qualified in its entirety by the full text of the Agreement attached hereto as Exhibit 10.1, which is incorporated by reference herein.

         On April 25, 2005, in connection with the execution of the Agreement, the Registrant granted Dr. Kaplitt nonqualified stock options to purchase 160,000 shares of the Registrant's common stock. Although the options were not granted under the Registrant's 2000 Stock Option Plan (the "Plan"), the options will be governed under the same terms as options granted under the Plan. The exercise price of the options is $2.05 per share. Twenty percent of the options became exercisable on the date of the grant, and twenty percent will vest on each anniversary following the date of the grant through 2009.

Item 9.01      Financial Statements and Exhibits

(c)      Exhibits.

10.1     Amended and Restated Consulting Agreement by and between
         Dr. Michael G. Kaplitt and Neurologix Research, Inc., dated April 25, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NEUROLOGIX, INC.

Date: April 29, 2005                               By: /s/ Mark S. Hoffman
                                                       ------------------------
                                                       Name:   Mark S. Hoffman
                                                       Title:  Secretary and
                                                               Treasurer